UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported: April 8, 2014

LEUCADIA NATIONAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-5721	13-2615557
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Madison Avenue, New York, New York		10022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 212-460-1900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 8, 2014, our wholly-owned subsidiary Jefferies Group LLC (“Jefferies Group”) filed its Form 10-Q for the fiscal quarter ended February 28, 2014 with the Securities and Exchange Commission. Jefferies Group’s Form 10-Q for the fiscal quarter ended February 28, 2014 is incorporated herein by reference.

Item 9.01(d). Exhibits.

The following exhibit is filed with this report:

Number	Exhibit

99	Jefferies Group LLC Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2014 is incorporated by reference to the Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2014 (SEC file No. 001-14947) filed by Jefferies Group on April 8, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEUCADIA NATIONAL CORPORATION

Date: April 8, 2014	/s/ Roland T. Kelly
Roland T. Kelly
Assistant Secretary and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit

99	Jefferies Group LLC Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2014 is incorporated by reference to the Quarterly Report on Form 10-Q for the fiscal quarter ended February 28, 2014 (SEC file No. 001-14947) filed by Jefferies Group on April 8, 2014.